SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) April 20, 2001


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




    Delaware                      0-16014                    23-2417713
(State or other           (Commission File Number)         (IRS Employer
jurisdiction of                                          Identification No.)
 incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830



Item 5.  Other Events.

(a) In a press release dated April 20, 2001, a copy of which is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as
Exhibit 99.01, Adelphia Communications Corporation announced the final terms for its previously announced public offering of Convertible Subordinated Notes due 2021. The final prospectus supplement for this transaction provides for an offering of $500 million aggregate principal amount of 3.25% Convertible Subordinated Notes due 2021, prior to the exercise of any underwriters' over-allotment option. The 3.25% Convertible Subordinated Notes due 2021 are convertible into Class A Common Stock of Adelphia at an initial conversion price of $43.758 per share, subject to adjustment, will be noncallable prior to May 3, 2005, and will be puttable for cash on May 1, 2003 and for cash, Class A Common Stock or a combination thereof, at the Company's option, on May 1, 2005, 2007, 2011 and 2016.

This public offering will generate gross proceeds totaling approximately $500 million. Net proceeds will be initially invested in cash equivalents or used to repay revolving credit facilities of Adelphia's subsidiaries, and thereafter will be available for general corporate purposes. Closing for the offering is expected to occur on April 25, 2001.

In addition to the 3.25% Convertible Subordinated Notes due 2021 to be sold to the public, the family of John Rigas, Chairman of Adelphia, has entered into an agreement with Adelphia to purchase $400 million aggregate principal amount of 3.25% convertible subordinated notes due 2021 of Adelphia. The economic terms of the notes the Rigas family is purchasing will be substantially similar to the notes being sold in the public offering, except that those notes will be convertible into Class B Common Stock. The Rigas family will purchase these notes at a price per note equal to the public offering price less the underwriting discount in the public offering, plus an interest factor. The closing on this Rigas family purchase is to occur within 270 days after the closing of the above mentioned public offering of 3.25% Convertible Subordinated Notes due 2021.

 (b) During April 2001 we executed an agreement regarding our acquisition of cable television systems from AT&T Corp. pursuant to which we expect to add approximately 115,000 basic subscribers to our PONY cluster for an estimated purchase price, after closing adjustments, of approximately $300 million consisting of approximately $73 million in shares of Adelphia Class A common stock and the remainder in cash. This transaction is subject to customary closing conditions, including the receipt of necessary governmental approvals and other consents, and is expected to close in the third quarter of 2001.

In addition, we recently completed several other acquisitions which served approximately 38,100 basic subscribers at the date of acquisition primarily in Georgia, Pennsylvania, Virginia and Kentucky and were purchased for an aggregate purchase price of approximately $149.9 million.

(c) In the Registrant's most recent prospectus supplement filed on April 20, 2001 under Rule 424(b) under the Securities Act of 1933, as amended, at Registration Statement File No. 333-78027, the Registrant included updated Risk Factors at pages S-9 through S-22, which are incorporated herein by reference.



Item 7.  Financial Statements and Exhibits

Exhibit No.                         Description


99.01             Press Release dated April 20, 2001 (Filed Herewith).

99.02 Risk Factors (Incorporated by reference herein are the risk factors set forth on pages S-9 through S-22 of the Registrant's prospectus supplement filed under Rule 424(b) on April 20, 2001, at Registration Statement File No. 333-78027).



Item 9. Regulation FD Disclosure.

The Registrant expects that, on an as adjusted basis as set forth below and subject to the qualifications set forth below, for the quarter ended March 31, 2001, the revenues for its cable television segment (referred to as the "Cable and Other Segment" in the Registrant's Form 10-K for the year ended December 31,
2000) will be in the approximate range of $710 million and the operating income before depreciation and amortization for such segment will be in the approximate range of $320-$325 million. These expected results are presented herein on an as adjusted basis as if all acquisitions that closed prior to December 31, 2000 had occurred as of January 1, 2000 and include programming and other cost savings expected to be achieved as a result of these acquisitions.

As previously announced, the Company is exploring the potential sale of certain non-strategic cable television systems. Based on information currently available to management, the Registrant currently estimates that such sales over the next year or so are likely to cover systems serving in the range of approximately 880,000 basic subscribers, including approximately 135,000 basic subscribers in the cable television system in Puerto Rico owned by a joint venture managed by the Company and in which the Company holds a 50% interest.

The statements in this Form 8-K that are not historical facts are forward-looking statements that are subject to material risks and uncertainties. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors which are discussed in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, uncertainties relating to general business and economic conditions, acquisitions and divestitures, risks associated with the Company's growth and financings, the availability and cost of capital, government and regulatory policies, the pricing and availability of equipment, materials, inventories and programming, product acceptance, the Company's ability to execute on its business plans and to construct, expand and upgrade its cable systems, fiber optic networks and related facilities, risks associated with reliance on the performance and financial condition of vendors and customers, technological developments and changes in the competitive environment in which the Company operates. Additional information regarding factors that may affect the business and financial results of Adelphia can be found in the Company's Form 10-K for the year ended December 31, 2000, as well as in the prospectus and most recent prospectus supplement filed under Registration Statement No. 333-78027, under the section entitled "Risk Factors" contained therein. The Company does not undertake to update any forward-looking statements in this press release or with respect to matters described herein.

The information provided under this Item 9 shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement of the Registrant filed under the Securities Act of 1933, as amended.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 20,  2001               ADELPHIA COMMUNICATIONS CORPORATION
                                               (Registrant)

                          By:   /s/ Timothy J. Rigas
                                ----------------------------------------
                                Timothy J. Rigas
                                Executive Vice President, Treasurer
                                and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                         Description


99.01             Press Release dated April 20, 2001 (Filed Herewith).

99.02 Risk Factors (Incorporated by reference herein are the risk factors set forth on pages S-9 through S-22 of the Registrant's prospectus supplement filed under Rule 424(b) on April 20, 2001, at Registration Statement File No. 333-78027).